EXHIBIT 99.4

AVASOFT, INC.

CONSOLIDATED FINANCIAL STATEMENTS

For The Period From November 16, 2005 (Inception)

Through September 30, 2006

with

INDEPENDENT AUDITORS’ REPORT THEREON

INDEPENDENT AUDITORS’ REPORT

To the Stockholders of

Avasoft, Inc.

We have audited the accompanying consolidated balance sheet of Avasoft, Inc. (the "Company") as of September 30, 2006, and the related statements of operations, stockholders’ deficit and cash flows for the period from November 16, 2005 (“Inception”) through September 30, 2006. These consolidated financial statements are the responsibility of the management of the Company.  Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Avasoft, Inc. as of September 30, 2006, and the results of their operations and their cash flows for the period from November 16, 2005 (“Inception”) through September 30, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the consolidated financial statements, the Company incurred operating losses and had negative cash flows from operations for the period from November 16, 2005 (Inception) through September 30, 2006, and has an accumulated deficit of $2,430,132 and a working capital deficit of $1,617,752 at September 30, 2006.  These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters are described in Note 1.  The consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

/s/ Corbin & Company, LLP

CORBIN & COMPANY, LLP

Irvine, California

December 21, 2006

AVASOFT, INC.

CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2006

ASSETS

Current assets:
Cash	$48,585
Accounts receivable, net	78,151
Inventories	253,336
Prepaid royalties	46,008
Prepaid services, current portion	531,000
Prepaid expenses	3,814

Total current assets	960,894

Other assets, net	389,329
Prepaid services, noncurrent portion	133,000
Property and equipment, net	31,139

$1,514,362

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$232,488
Accrued expenses, net of long-term portion	429,706
Notes payable, net of debt discount of $57,048	1,916,452

Total current liabilities	2,578,646

Long-term liabilities
Long-term portion of accrued expenses	280,765

Commitments and contingencies

Stockholders' deficit:
Common stock, no par value; 30,000,000 shares authorized;
6,664,000 shares issued and outstanding	885,083
Accumulated deficit	(2,430,132)
Minority interest, VIE	200,000

Total stockholders' deficit	(1,345,049)

$1,514,362

See independent auditors’ report and accompanying notes to these financial statements.

AVASOFT, INC

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD FROM NOVEMBER 16, 2005 (INCEPTION) THROUGH SEPTEMBER 30, 2006

Net sales
Ice cream	$250,231
Dispensers	144,091
Royalties	89,824
484,146

Cost of sales	380,548

Gross profit	103,598

Operating expenses:
Selling, general and administrative	1,185,845
Payroll and related	822,829
Royalties	96,023

Total operating expenses	2,104,697

Loss from operations	(2,001,099)

Other expense:
Interest expense	(428,233)
Other	-

Loss before income taxes	(2,429,332)

Income taxes	800

Net loss	$(2,430,132)

See independent auditors’ report and accompanying notes to these financial statements.

AVASOFT, INC.

CONSOLIDATED STATEMENT OF STOCKHOLDERS DEFICIT

FOR THE PERIOD NOVEMBER 16, 2005 (INCEPTION) THROUGH SEPTEMBER 30, 2006

	Common Stock		Accumulated	Minority
	Shares	Amount	Deficit	Interest, VIE	Total

Balance at November 16, 2005 (Inception)	-	$ -	$ -	$ -	$ -

Common stock issued to founders	6,000,000	-	-	-	-

Common stock issued for services	664,000	664,000	-	-	664,000

Estimated fair value of warrants issued with notes payable	-	191,083	-	-	191,083

Estimated fair value of warrants issued for services	-	30,000	-	-	30,000

Minority interest in VIE	-	-	-	200,000	200,000

Net loss	-	-	(2,430,132)	-	(2,430,132)

Balance at September 30, 2006	6,664,000	$ 885,083	$ (2,430,132)	$ 200,000	$ (1,345,049)

See independent auditors’ report and accompanying notes to these financial statements.

AVASOFT, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM NOVEMBER 30, 2005 (INCEPTION) THROUGH SEPTEMBER 30, 2006

September 30, 2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,430,132)
Adjustments to reconcile net loss to net
cash used in operating activities:
Bad debt	34,829
Depreciation and amortization	47,153
Amortization of estimated fair value of warrants issued for services	30,000
Amortization of estimated fair value of warrants issued in connection
with notes payable	134,035
Changes in operating assets and liabilities
Accounts receivable	(112,980)
Inventories	(253,336)
Prepaid expenses	(3,814)
Prepaid royalties	(46,008)
Other assets	(21,964)
Accounts payable	232,488
Accrued expenses	309,706

Net cash used in operating activities	(2,080,023)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(44,892)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from minority interest in VIE	200,000
Proceeds from notes payable	2,123,500
Repayment of notes payable	(150,000)

Net cash provided by financing activities	2,173,500

Net change in cash	48,585

Cash, beginning of period	-

Cash, end of period	$48,585

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the period for interest	$986

Cash paid during the period for income taxes	$800

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING ACTIVITIES:

Estimated fair value of common stock issued for services	$664,000
Estimated fair value of warrants issued with notes payable	$191,083
Value of vendor tooling to be reimbursed by the Company	$400,765

See independent auditors’ report and accompanying notes to these financial statements.

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Operations

Avasoft, Inc. (“Avasoft”) was incorporated under the laws of the State of California in November 16, 2005 (inception). The Company sells soft serve ice cream throughout the United States. They have perpetual marketing rights in North America to an innovative system of ice cream delivery that has earned widespread success in several European markets. The Company’s target markets consist primarily of cafeteria-style establishments and concession outlets. The Company began generating revenue in January 2006.

On October 2, 2006, the Company affected a one for 16.15 stock split of its outstanding common stock. All information regarding common stock and warrants and related per share amounts has been restated within these consolidated financial statements to reflect the stock split.

Principles of Consolidation

The consolidated financial statements include accounts of Avasoft and the accounts of a variable interest entity (“VIE”), Avalanche, Inc. (“Avalanche”) (see Note 8) (collectively the “Company”). All significant inter-company accounts and transactions have been eliminated in consolidation.

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting periods. Significant estimates made by management include, among others, collectibility of receivables, realizability of inventories, recoverability of long-lived assets, and valuation of warrants to purchase common stock and deferred tax assets. Actual results may differ from these estimates under different assumptions or conditions.

Going Concern

The consolidated financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred an operating loss and had negative cash flow from operations for the period from inception through September 30, 2006, and has as an accumulated deficit of $2,430,132 and a working capital deficit of $1,617,752 at September 30, 2006.

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

The Company's success is dependent upon numerous items, among which are the Company’s successful growth of revenues from its products, its ability to obtain new customers in order to achieve levels of revenues adequate to support the Company's current and future cost structure, and its ability to obtain financing for operations, for which there is no assurance. Unanticipated problems, expenses, and delays are frequently encountered in establishing and maintaining profitable operations.  These include, but are not limited to, competition, the need to develop customer support capabilities and market expertise, setbacks in product development, technical difficulties, market acceptance and sales and marketing.  The failure of the Company to meet any of these conditions could have a materially adverse effect on the Company and may force the Company to reduce or curtail operations. No assurance can be given that the Company can achieve or maintain profitable operations.

The Company believes it will have adequate cash to sustain operations until it achieves sustained profitability.  However, until the Company has a history of maintaining revenue levels sufficient to support its operations and repay its working capital deficit, the Company requires additional financing. In June 2006, the Company entered into a private placement agreement to sell a maximum of 7,000,000 shares of its common stock at $1.00 per share (see Note 6) for which it has obtained net proceeds of approximately $2,514,000 subsequent to September 30, 2006 (see Note 9).  There can be no assurance that additional funding will be adequate or will enable the Company to achieve or sustain profitable operations.

These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern.  The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the classification of liabilities that might result from the outcome of these uncertainties.

Risks and Uncertainties

Cash

The Company maintains cash balances at a financial institution that is insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $100,000.  At September 30, 2006, the Company’s cash balance did not exceed FDIC limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk related to these deposits.

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Accounts Receivable

The Company performs periodic evaluations of its customers and maintains allowances for potential credit losses as deemed necessary.  The Company generally does not require collateral to secure its accounts receivable.  The Company estimates credit losses and returns based on management’s evaluation of historical experience and current industry trends. At September 30, 2006, the Company has recorded an allowance for doubtful accounts of $34,829. Although the Company expects to collect amounts due, actual collections may differ from the estimated amounts.

Sales to three customers totaled approximately 27% of total revenues during the period ended September 30, 2006.  As of September 30, 2006, three customers accounted for approximately 31% of total accounts receivable.

The Company operates in an industry that is subject to intense competition. The Company’s operations are subject to significant risks and uncertainties including financial, operational, technological, regulatory, product perishability and other risks associated with an operating business, including the potential risk of business failure.

Merchandise Risk

The Company’s success is largely dependent upon its ability to gauge the market trends and the tastes of its targeted consumers and provide product that satisfies consumer demand. Any inability to provide appropriate product in sufficient quantities in a timely manner could have a material adverse effect on the Company’s business, operating results and financial condition.

The Company purchases substantially all of its products from three vendors. The loss of any of these vendors could have a material adverse effect on the Company’s cash flow and financial position.

Inventories

Inventories are stated at the lower of cost (principally standard cost, which approximates actual cost on a first-in, first-out basis) or market value. The Company regularly monitors potential excess or obsolete inventory by analyzing the usage for parts on hand and comparing the market value to cost. When necessary, the Company reduces the carrying amount of inventory to its market value. Inventories consist of ice cream products and dispensers.  Dispensers are either on hand or at customer locations under loaner agreements.  Typically, all loaned dispensers are sold to the related customer within 60 days or returned to the Company.

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Property and Equipment

Property and equipment are stated at cost. Depreciation of property and equipment is provided for by using the straight line method over the estimated useful lives of the related assets, which range from three to ten years.  Expenditures for maintenance and repairs are charged to expense as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations.

Long-Lived Assets

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the Company evaluates the carrying value of long-lived assets for impairment whenever events or change in circumstances indicate that such carrying values may not be recoverable. The Company estimates the future undiscounted cash flows derived from an asset to assess whether or not a potential impairment exists when events or circumstances indicate the carrying value of a long-lived asset may not be recoverable. An impairment loss is recognized when the undiscounted future cash flows are less than its carrying amount. If assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount exceeds the fair value of the assets. At September 30, 2006, the Company’s management believes there is no impairment of its long-lived assets. There can be no assurance, however, that market conditions will not change or demand for the Company’s products or services will continue, which could result in additional future impairment of long-lived assets.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable, accounts payable and accrued expenses, and notes payable. The carrying value for all such instruments approximates fair value due either to the short-term nature of the instruments or the fact that prevailing interest rates are not substantially different from the Company’s borrowing rates at September 30, 2006.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, title transfer has occurred, or services have been performed, the price is fixed or readily determinable and collectability is probable.  Sales are recorded net of sales discounts.

Royalties

Royalty revenue is recognized upon shipment of product by a vendor as set forth under the terms and conditions of the related licensing agreement (see Note 7).

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Ice cream products

The Company’s ice cream products (the “Products”) are held by the Company at public warehouses. The Company arranges and maintains the Products while in its possession at its expense. The Company has title to the Products when shipped from its vendors and while stored in the public warehouses.

Revenue is recognized upon shipment of Products from the public warehouses to the customers, which is when title transfers to the customers.

Dispensers

The Company offers an unconditional 30-day right of return on the sale of its dispensers. The Company recognizes revenue on shipment and records a reserve for potential returns. The Company analyzes sales returns in accordance with SFAS No. 48, Revenue Recognition When Right of Return Exists. Estimates for sales returns are based on a variety of factors, including actual return experience. The Company reviews its estimates for product returns based on expected return data communicated to it by customers. Accordingly, the Company believes that its historical returns analysis is an accurate basis for its sales return accrual. The Company believes it has sufficient information and knowledge of its customers and of industry trends and conditions to adjust the accrual for returns when necessary. Actual results could differ from those estimates. At September 30, 2006, the Company has recorded approximately $1,000 as a reserve for potential returns of its dispensers.

The Company’s warranty policy during the first year after the sale includes an obligation to repair. The Company has a one-year warranty with the manufacturer, so there is little, if any, cost to the Company for warranty claims. No warranty reserve has been recorded at September 30, 2006, although the Company will record a reserve if warranty activity increases and there are unrecoverable costs to the Company.

Shipping and handling costs billed to the customers are recorded in sales. Shipping and handling costs as incurred by the Company are recorded in cost of sales.

Advertising

The Company expenses advertising costs, consisting primarily of placement in multiple publications, along with design and printing costs of sales materials, when incurred.  Advertising expense for the period from Inception to September 30, 2006 approximated $76,000.

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Income Taxes

The Company determines its income taxes under the asset and liability method in accordance with SFAS No. 109, Accounting for Income Taxes. Under the asset and liability approach, deferred income tax assets and liabilities are calculated and recorded based upon the future tax consequences of temporary differences by applying enacted statutory tax rates applicable to future periods for differences between the consolidated financial statements carrying amounts and the tax basis of existing assets and liabilities. Generally, deferred income taxes are classified as current or non-current in accordance with the classification of the related asset or liability. Those not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse. Valuation allowances are provided for significant deferred income tax assets when it is more likely than not that some or all of the deferred tax assets will not be realized.

Stock-Based Compensation

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123 (revised 2004) (“SFAS 123(R)”), Share-Based Payment, to provide investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. SFAS 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. SFAS 123(R) replaces SFAS No. 123, and supersedes Accounting Principles Board (“APB”) No. 25. SFAS No. 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, SFAS No. 123 permitted entities the option of continuing to apply the guidance in APB No. 25, as long as the footnotes to financial statements disclosed what net income (loss) would have been had the preferable fair-value-based method been used. The Company was required to apply SFAS 123(R) as of January 1, 2006. The Company will apply SFAS 123(R) to all stock-based employee compensation arrangements.

There have been no options issued to employees as of September 30, 2006.

All issuances of the Company's common stock for non-cash consideration have been assigned a dollar amount equaling either the market value of the shares issued or the value of consideration received whichever is more readily determinable. In certain issuances, the Company may discount the value assigned to the stock issued for illiquidity and restrictions on resale.

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

The Company's accounting policy for equity instruments issued to consultants in exchange for goods and services follows the provisions of Emerging Issues Task Force ("EITF") 96-18, Accounting for Equity Instruments That are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services and EITF 00-18, Accounting Recognition for Certain Transactions Involving Equity Instruments Granted to Other Than Employees. The measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant is reached or (ii) the date at which the consultant’s performance is complete. In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the consulting agreement. In accordance to EITF 00-18, an asset acquired in exchange for the issuance of fully vested, nonforfeitable equity instruments should not be presented or classified as an offset to equity on the grantor's balance sheet once the equity instrument is granted for accounting purposes. Accordingly, the Company recorded the fair value of the common stock issued for future consulting services as prepaid services in its balance sheet (see Note 6).

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB No. 29, Accounting for Nonmonetary Transactions. This Statement’s amendments are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, SFAS No. 153 eliminates the narrow exception for nonmonetary exchanges of similar productive assets and replaces it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. Provisions of this statement are effective for fiscal periods beginning after June 15, 2005. The adoption of this statement did not have a material impact on the Company’s consolidated financial statements.

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections. SFAS No. 154 replaces APB No. 20, Accounting Changes and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements and establishes retrospective application as the required method for reporting a change in accounting principle. SFAS No. 154 provides guidance for determining whether retrospective application of a change in accounting principle is impracticable and for reporting a change when retrospective application is impracticable. The reporting of a correction of an error by restating previously issued financial statements is also addressed. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of this statement did not have a material impact on the Company’s consolidated financial statements.

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertain Tax Provisions, an Interpretation of SFAS Statement 109 (“FIN 48”). FIN 48 clarifies the accounting for uncertain tax positions as described in SFAS No. 109 and requires a company to recognize, in its financial statements, the impact of a tax position only if that position is “more likely than not” of being sustained on an audit basis solely on the technical merit of the position. In addition, FIN 48 requires qualitative and quantitative disclosures including a discussion of reasonably possible changes that might occur in the recognized tax benefits over the next twelve months as well as a roll-forward of all unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company intends to adopt FIN 48 beginning January 1, 2007 and is currently evaluating the impact FIN 48 might have on its consolidated results of operations and financial condition.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. SFAS No. 157 is effective for fiscal years beginning after December 15, 2007. The Company plans to adopt SFAS No. 157 beginning in the first quarter of 2008. The Company is currently evaluating the impact, if any, that the adoption of SFAS No. 157 will have on its operating income (loss) or net earnings (loss).

Other recent accounting pronouncements issued by the FASB (including the EITF) and the American Institute of Certified Public Accountants did not or are not believed by management to have a material impact on the Company's present or future consolidated financial statements.

NOTE 2 - INVENTORIES

Inventories consist of the following finished goods at September 30, 2006:

Ice cream cartridges	$198,505
Dispensers	54,831
$253,336

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at September 30, 2006:

Office and computer equipment	$33,420
Software	11,472
44,892

Less accumulated depreciation	(13,753)

$31,139

Depreciation expense for the period from Inception through September 30, 2006 amounted to $13,753.

NOTE 4 – RELATED PARTY TRANSACTIONS

During the period from Inception through September 30, 2006, the Company issued a non-interest bearing note payable (the “Non-interest Note”) of $75,000 to the CEO. The Non-interest Note is due in June 2008 (see Note 5).

During the period from Inception through September 30, 2006, the Company received additional proceeds of $245,000 in connection with the issuance of notes payable to certain members of management, employees and relatives of such individuals (see Note 5).

Interest expense on these related party borrowings approximated $1,500 for the period from Inception through September 30, 2006.

NOTE 5 –NOTES PAYABLE

In June 2006, the Company issued a senior secured note payable totaling $300,000 (the “Senior Secured 10% Note”), bearing interest at 10 percent per annum through August 15, 2006 and 18% thereafter. The Senior Secured 10% Note was secured by substantially all of the assets of the Company.  The security rights of the Senior Secured 10% Note were senior to those held by the 10% Secured Note holders (see below).  The Senior Secured 10% Note and accrued interest were due on August 15, 2006, and were repaid on October 11, 2006. In connection with the issuance of the Senior Secured 10% Note, the Company agreed to issue the holder an additional one-twelfth of one percent of the outstanding common stock of the post reverse merger entity (see Note 9) for every $100,000 of principal borrowed under the Senior Secured 10% Note, for each month, on a proportional basis, that the Senior Secured 10% Note was in default.  Accordingly, upon completion of the reverse merger and a determination of the shares outstanding, the Company will issue shares of the Company’s common stock to the holder of the Senior Secured 10% Note.  The Company has expensed an estimated penalty of $55,000 at September 30, 2006 and such amount is included in accrued expenses in the accompanying consolidated balance sheet.

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 5 –NOTES PAYABLE, continued

During the period from Inception through September 30, 2006, the Company issued secured notes payable totaling $893,500 (the “10% Secured Notes”), bearing interest at 10 percent per annum through the maturity date of August 15, 2006 and 18% thereafter. The 10% Secured Notes were secured by substantially of the assets of the Company.  The 10% Secured Notes and accrued interest were due through September 15, 2006, as amended. $100,000 of the 10% Secured Notes matured and were repaid before September 30, 2006; all other 10% Secured Notes were repaid on October 11, 2006. In connection with the issuance of the 10% Secured Notes, the Company agreed to issue the holder an additional one-twelfth of one percent of the outstanding common stock of the post reverse merger entity (see Note 9) for every $100,000 of principal borrowed under the 10% Secured Note, for each month, on a proportional basis, that the 10% Secured Note was in default.  Accordingly, upon completion of the reverse merger and a determination of the shares outstanding, the Company will issue shares of the Company’s common stock to the holder of the 10% Secured Note. The Company has expensed an estimated penalty of $164,000 at September 30, 2006 and such amount is included in accrued expenses in the accompanying consolidated balance sheet.

During the period from Inception through September 30, 2006, the Company issued notes payable totaling $855,000, including $245,000 from related parties (see Note 4), bearing interest at 10 percent per annum (the “10% Notes”). The 10% Notes and accrued interest are due through December 15, 2006, as amended. A $50,000 10% Note matured and was repaid before September 30, 2006 and $420,000 of the 10% Notes were repaid subsequent to period end through October 18, 2006. In connection with the issuance of the 10% Notes, the Company issued warrants to purchase an aggregate of 855,000 shares of the Company’s common stock (see Notes 6 and 9).  Accordingly, the relative fair values of the warrants have been recorded as a discount from the face amount of the 10% Notes. The Company is amortizing the discount using the effective interest method through the maturity of such instruments to interest expense. The Company will record the corresponding unamortized debt discount related to the warrant as interest expense if the related instrument is repaid prior to maturity.

During the period from Inception through September 30, 2006, the Company issued an additional non-interest bearing note payable (the “Non-interest Note”) of $75,000 to the CEO (see Note 4). The Non-interest Note is due in June 2008.

Notes payable consist of the following at September 30, 2006:

Senior Secured 10% Note	$300,000
10% Secured Notes	793,500
10% Notes (net of debt discount of $57,048)	747,952
Non-interest Note	75,000
$1,916,452

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 6 – EQUITY TRANSACTIONS

Common Stock

On October 2, 2006, the Company filed an amendment of the Articles of Incorporation to increase the total number of shares which the Company is authorized to issue from 1,000,000 to 30,000,000 shares.

In June 2006, the Company entered into an agreement with Brookstreet Securities Corporation (“BSC”), a NASD member investment banker based in Irvine, California, as its placement agent and financial consultant to sell newly issued common stock at $1.00 per share for a total offering from a minimum of 2,000,000 shares to a maximum of 7,000,000 shares, in order to raise minimum capital of $1,490,000 to maximum capital of $5,340,000, net of expenses (the “PPM”). The Company agreed to pay BSC an 8% retail sales commission, a 2% non-accountable marketing allowance and a 3% non-accountable expense allowance. BSC is also to receive warrants equal to 20% of the number of shares of the Company’s common stock sold under the PPM at an exercise price of $1.00 per share, which vest upon grant and are exercisable three years after grant.

In addition, the Company will issue BSC the number of shares of common stock equal to 5% of the shares outstanding after the closing of the PPM.

As of September 30, 2006, no proceeds under the PPM have been received by the Company.

In September 2006, the Company agreed to issue 664,000 fully vested, nonforfeitable shares of common stock to a consultant in connection with the performance of consulting services to be performed through December 2007. The 664,000 shares were valued at $664,000 (based on the fair value of the common stock at the measurement date) and recorded as prepaid services in the accompanying balance sheet. Such amount will be amortized to expense over the life of the related agreement, of which no amounts were expensed during the period from Inception through September 30, 2006 due to the close proximity of the grant date to period end.

Warrants

In September 2006, the Company issued warrants to purchase an aggregate of 855,000 shares of the Company’s common stock in connection with the issuance of the 10% Notes (see Note 5), with a relative fair value approximating $191,000 determined under SFAS No. 123 and recorded such as a debt discount. The warrants vested upon grant, have an exercise price of $1.00 and expire on various dates through September 2009. As of September 30, 2006, approximately $134,000 has been amortized to interest expense and the unamortized debt discount approximates $57,000 at September 30, 2006.  Subsequent to September 30, 2006, the Company cancelled such warrants and reissued warrants with identical terms, except the maturity date was extended to December 2010 (see Note 9).

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 6 – EQUITY TRANSACTIONS, continued

In connection with a consulting agreement, the Company issued a warrant to purchase 1,200,000 shares of the Company’s common stock, with an exercise price of $1.00, which vests over a three year period and expires through December 2012, as amended (see Note 9). The warrant was valued using the Black-Scholes option pricing model at $360,000. The Company is amortizing such amount over the life of the related consulting agreement and recorded compensation expense of $30,000 during the period from Inception through September 30, 2006.

The following represents a summary of the warrants outstanding during the period from Inception through September 30, 2006:

		Weighted Average
	Number	Exercise Price
	Of Warrants	Per Share
Outstanding at Inception	-	$-
Granted	2,055,000	1.00
Exercised	-	-
Expired/Forfeited	-	-
Outstanding at September 30, 2006	2,055,000	$1.00

Exercisable at September 30, 2006	855,000	$1.00

Weighted average remaining contractual life (years)	4.6

Weighted average fair value of warrants granted	$0.29

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 6 – EQUITY TRANSACTIONS, continued

The fair value of each warrant grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions:

September 30, 2006
Expected life of option (years)	3.0
Risk-free interest rate	5.10%
Expected dividends	-
Expected volatility	37%

NOTE 7 – COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its office facilities and certain equipment under non-cancelable operating leases, which require monthly payments ranging from approximately $325 to $5,000, and expire through April 2009.  In addition, these leases require the Company to pay certain common area expenses, including property taxes.

Future minimum annual payments under these non-cancelable operating leases as of September 30, 2006 are as follows:

Years Ending September 30,
2007	$64,000
2008	66,000
2009	22,000

$152,000

Rent expense for the period from Inception through September 30, 2006 approximated $35,000.

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 7 – COMMITMENTS AND CONTINGENCIES, continued

Product Agreements

For the rights to use trademarks, the Company has entered into licensing agreements with various licensors. The agreements enable the Company to sell the licensed products to commercial customers.

The Company acquired rights to distribute soft serve ice cream and the related dispensers as evidenced by the Company’s licensing agreement with EZEE Whip, Ltd. (“EZEE”). The agreement shall continue unless and until terminated by either party for cause. Under this licensing agreement, the Company agreed to pay guaranteed minimum royalties ranging from $125,000 to $790,000 per annum. The licensor may terminate the licensing agreements upon event of default, as defined.

Minimum annual guaranteed royalty payments on the above licenses are as follows:

Years ending September 30,
2007	$460,000
2008	790,000
2009	790,000
2010	790,000
2011	790,000
Thereafter	2,370,000
$5,990,000

Royalty expense for the period from Inception through September 30, 2006 was $96,023.

The Company entered into an exclusive supply agreement with a vendor to obtain ice cream dispensing product. The initial term of the agreement is ten years.  In connection with the supply agreement, the Company is to receive $0.08 per cartridge shipped to the Company’s customers.  In addition, the Company has agreed to reimburse the vendor for up front costs incurred by the vendor to design and manufacture the dispensing product.  Such amounts are repaid at a rate of $0.01 per cartridge over a period of not longer than three years.  The amount the Company has agreed to pay for the initial tooling costs approximated $400,000 and has been included in other assets in the accompanying consolidated balance sheet and will be amortized over an estimated useful life of ten years.  The Company amortized $33,400 of such cost during the period from Inception through September 30, 2006. At September 30, 2006, the amounts to be recouped by the vendor approximated $385,000, which the Company estimates will be repaid through product sales within the remaining repayment term and have been included in accrued expenses in the accompanying consolidated balance sheet.  During the period from Inception through September 30, 2006, the Company has earned $89,824 in royalty revenue.

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 7 – COMMITMENTS AND CONTINGENCIES, continued

The Company entered into an exclusive manufacturing agreement with a vendor to manufacture the Company’s dispenser unit, which expires in October 2014.  In connection with the manufacturing agreement, the Company is obligated to remit $0.01 per dispenser produced and sold to the Company’s customers.  During the period from Inception through September 30, 2006, the Company has incurred approximately $7,000 under the agreement.

Indemnities and Guarantees

The Company has made certain indemnities and guarantees, under which it may be required to make payments to a guaranteed or indemnified party, in relation to certain actions or transactions. The Company indemnifies its directors, officers, employees and agents, as permitted under the laws of the State of California. In connection with its facility lease, the Company has indemnified its lessors for certain claims arising from the use of the facility. Additionally, the Company indemnifies its licensors under license agreements, against certain claims as a result of the violation of any law. The duration of the guarantees and indemnities varies, and is generally tied to the life of the agreement. These guarantees and indemnities do not provide for any limitation of the maximum potential future payments the Company could be obligated to make. Historically, the Company has not been obligated nor incurred any payments for these obligations and, therefore, no liabilities have been recorded for these indemnities and guarantees in the accompanying balance sheet.

Litigation

The Company is, from time to time, involved in various legal and other proceedings which arise in the ordinary course of operating its business. In the opinion of management, the amount of ultimate liability, if any, with respect to these actions will not materially affect the financial position or results of operations of the Company.

NOTE 8 – VARIABLE INTEREST ENTITY

In January 2003, the FASB issued Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51 (“FIN 46R”).  FIN 46R introduces the VIE consolidation model, which determines control and consolidation based on potential variability in gains and losses of the entity being evaluated for consolidation.

The Company have determined that Avalanche is a VIE and that Avasoft is the primary beneficiary of the variable interest as a result of the terms of its licensing agreement.  Avalanche was originally formed to market the system developed in Europe for cartridge-based soft-serve ice cream.  Avalanche licensed this system from EZEE.  Avasoft was created to use the system and it pays royalties to EZEE.  As a result, Avasoft consolidated the assets and liabilities of Avalanche at their carrying values as the entities are considered under common control for accounting purposes.   Avasoft believes that its maximum exposure to loss as a result of its involvement with Avalanche consists of the royalties that are paid related to the licensing agreement (see Note 7).

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 9 - SUBSEQUENT EVENTS

Debt Transactions

During the period from October 1, 2006 through December 19, 2006, the Company issued notes payable totaling $350,000, bearing interest at 10 percent per annum (the “Subsequent 10% Notes”). The Subsequent 10% Notes and accrued interest are due in March 2007.  In connection with the issuance of the Subsequent 10% Notes, the Company issued warrants to purchase an aggregate of 350,000 shares of the Company’s common stock.  Accordingly, the relative fair values of the warrants have been recorded as a discount from the face amount of the Subsequent 10% Notes. The Company will amortize the discount using the effective interest method through the maturity of such instruments to interest expense. The Company will record the corresponding unamortized debt discount related to the warrant as interest expense if the related instrument is repaid prior to maturity.

Equity Transactions

Potential Reverse Merger

In December 2006, Ventures-United, Inc. (“Ventures”) entered into a proposed agreement of Plan of Reorganization (“Merger”) with the Company in a tax-free share exchange under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. Pursuant to the Merger, the Company will pay $500,000, which will be distributed to the Ventures’ shareholder.  In addition, the Company will grant the shareholder of Ventures a warrant to purchase 250,000 shares of the Company’s common stock.  The warrant will vest upon grant, be exercisable at $1.00 and expire three years from the date of grant.

Immediately after the Merger, the officers and directors of Ventures will resign and the management of the Company will control such positions; therefore, effecting a change of control. As a result, the transaction will be recorded as a “reverse merger” whereby the Company will be considered to be the accounting acquirer as it will retain control of Ventures after the Merger. Simultaneously with the merger, Ventures will change its name to Avasoft, Inc.

Since Ventures’ continuing operations and balance sheet are insignificant, a pro forma balance sheet and statement of operations are not presented.

AVASOFT, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2006

NOTE 9 - SUBSEQUENT EVENTS, continued

PPM

For the period from October 1, 2006 through December 21, 2006, the Company agreed to issue an aggregate of 3,030,250 shares of its common stock under the PPM with BSC, receiving proceeds of approximately $2,514,000, net of commissions, fees and expenses of approximately $516,000.

Warrants

During the period from October 1, 2006 through December 21, 2006, the Company issued warrants to purchase an aggregate of 3,030,250 and 606,050 shares of the Company’s common stock to investors in the PPM and BSC, respectively.  The warrants vested upon grant, are exercisable at $1.00 per share and expire through November 2009.  In addition, the Company granted a warrant to BSC to purchase 400,000 shares of the Company’s common stock at an exercise price of $0.001, which vested upon grant and is exercisable through December 2009.

In November 2006, the Company issued warrants to purchase an aggregate of 350,000 shares of the Company’s common stock in connection with the issuance of the Subsequent 10% Notes (see above), with a relative fair value approximating $105,000 determined under SFAS No. 123 and recorded such as a debt discount. The warrants vested upon grant, have an exercise price of $1.00 and expire in November 2009.